EXHIBIT 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint RICHARD C. ADKERSON and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ James R. Moffett
JAMES R. MOFFETT

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ Morrison C. Bethea
MORRISON C. BETHEA

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ Robert A. Day
ROBERT A. DAY

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ Gerald J. Ford
GERALD J. FORD

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ H. Devon Graham, Jr.
H. DEVON GRAHAM, JR.

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ Glenn A. Kleinert
GLENN A. KLEINERT

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ Gabrielle K. McDonald
GABRIELLE K. McDONALD

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ C. Howard Murrish
C. HOWARD MURRISH

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ B. M. Rankin, Jr.
B. M. RANKIN, JR.

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ J. Taylor Wharton
J. TAYLOR WHARTON

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ Nancy D. Parmelee
NANCY D. PARMELEE

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of McMoRan Exploration Co. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 2001 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 28th day of January, 2002.

/s/ C. Donald Whitmire, Jr.
C. DONALD WHITMIRE, JR.